Contractual charter revenue	12 Months Ended
Dec. 31, 2013
Contractual charter revenue [Abstract]
Contractual charter revenue
4.     Contractual charter revenue

The minimum future revenues to be received from time charters in place as of December 31, 2013 (before Ardmore’s share of profit / loss under the time charter participation and assuming no offhire) which are accounted for as operating leases is as follows:

As at
Dec 31,2013
2014	22,361,045
2015	1,032,857

As of December 31, 2013, seven of Ardmore’s vessels are part of time charter agreements. The leases expire as follows:

Name	Lease expiry	Lease option
Ardmore Seavaliant	Feb, 2014	No
Ardmore Seaventure	Jun, 2014	No
Ardmore Seatrader	Aug, 2014	Yes
Ardmore Seamaster	Jul, 2014	Yes
Ardmore Seafarer	Jul, 2014	Yes
Ardmore Seavantage	Jan, 2015	Yes
Ardmore Seavanguard	Feb, 2015	Yes

The charterers of the Ardmore Seavantage and the Ardmore Seavanguard have an option to extend the time charter agreement at a market based rate for a second and third year which is to be determined prior to the commencement of the option.

The Ardmore Calypso and Ardmore Capella are employed under a pool arrangement which does not have a fixed lease expiration period.

From August, 2013 the Ardmore Centurion was employed under a third party spot chartering arrangement. Prior to this the Ardmore Centurion was employed on a time charter which included a profit sharing arrangement whereby, Ardmore was entitled to 50% of the profits arising on vessels employment in the charterer’s pool after payment of charter hire to Ardmore. All profits arising from the profit sharing arrangement were recognized based on amounts earned as of the reporting date. Profit share revenue in relation to this arrangement for the year ended December 31, 2013 amounted to $222,648 (2012: $207,788 and 2011: $50,097).

Ardmore had two separate supplemental charter hire agreements, in respect of the Ardmore Seafarer and the Ardmore Seatrader, which entitled Ardmore to participate in the profits arising from, or losses incurred on, each vessels employment in the charterer’s pool. These agreements are for the period of each time charter. One of the time charters expired in July 2012 and the other time charter expired in February 2013. The supplemental charter hire agreements entitled Ardmore to 60% of the profits arising from, or losses incurred on, each vessels employment in the charterer’s pool, after payment of charter hire to Ardmore. All profits or losses under the supplemental charter hire agreement are recognized based on amounts earned or incurred as of the reporting date. For the year ended December 31, 2013 Ardmore incurred losses of $71,615 (2012: loss of $441,713 and 2011: loss of $98,235) in relation to these agreements.

On May 12, 2011 and July 17, 2011 Ardmore took delivery of the Hellespont Crusader and Hellespont Commander respectively under a time charter-in arrangement. These vessels were re-delivered to the owner on May 29, 2012 and June 23, 2012 respectively. These vessels were employed under a pool arrangement.

Supplementary to the pool employment agreement for the vessels, Ardmore entered into a profit or loss sharing agreement with an affiliate of the pool manager (the “Pool Manager Affiliate”), whereby the profit or loss arising from the pool employment income less the charter-in cost, of the vessels, was shared 75% / 25% between Ardmore and the Pool Manager Affiliate respectively. Ardmore’s policy is to recognize only its share of revenue and expenses.